Notes Payable	12 Months Ended
Dec. 31, 2018
Notes to Financial Statements
NOTES PAYABLE

NOTE 10—NOTES PAYABLE

Notes payable at December 31, 2017 are summarized as follows:

December 31, 2017
Note payable - 2018 Kenworth Tractor	$72,267
Current portion	(14,247)
Total Non-current portion	$58,020

This note from Home State Bank originated July 21, 2017 and is payable in 60 fixed monthly installments of $1,434 at a rate of 4.5% per annum. This note was paid off with proceeds of a term loan from Home State Bank that closed on June 13, 2018.

On September 18, 2017, the Company and its subsidiary, 1847 Neese, originated two loans totaling $320,658 from a commercial bank secured by two tractors. The loans were payable in 60 fixed monthly installments totaling $5,980 at a rate of 4.5% per annum. The two notes were paid off October 31, 2017 with proceeds from an amendment to the Utica Master Lease Agreement.